CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net income (loss)	$ 63,145	$ 52,741	$ 77,622
Unrealized gains (losses) on cash flow hedge	(11,367)	(12,217)	(2,290)
Income tax benefit (expense)	(262)	(389)	(299)
Other comprehensive income (loss)	(11,629)	(12,606)	(2,589)
Comprehensive income (loss)	51,516	40,135	75,033
Preferred unitholders' interest in net income	14,802	13,850	12,303
Limited partners' interest in comprehensive income (loss)	$ 36,714	$ 26,285	$ 62,730